Wireless Telecom Group

2022 Annual Shareholder Meeting

July 29, 2022

Wireless Telecom Group – Annual Shareholder Meeting
July 29, 2022 - Agenda

1. Call Meeting to Order
2. Introduction of Directors and Officers
3. Introduction of Independent Registered Public Accounting Firm and Inspector of Election
4. Report by Secretary of Mailing
5. Report of Quorum
6. Opening of Polls
7. Election of Directors and Approval of Additional Matters
    1. Proposal 1 – Election of Directors
    2. Proposal 2 – Advisory Vote on Executive Compensation
    3. Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm
8. Closing of Polls and Preliminary Results
9. Adjournment
10. Presentation by CEO
11. General Question and Answer Session

Wireless Telecom Group

Update to Shareholders

Multi-Year Transformation

Compelling Markets

Reorganization and Continued Board of Directors Evolution

Business Update

Cash Projections

Strategic Alternatives Process

Multi-Year Transformation

Over the past 5+ years, Wireless Telecom Group has refocused its business to take advantage of emerging opportunities within the Test & Measurement, 5G solutions, and Private Network markets.

We believe we are well positioned operationally and financially.

Leadership Transformation

Reorganized, rebuilt leadership team, with added executive talent and succession planning

- 2016, Tim Whelan appointed CEO (2015 BOD appointment)
- 2015, Dan Monopoli, appointed CTO
- 2017, Mike Kandell appointed as CFO
- 2020, Alfred Rodriguez, appointed CRO
- 2022, Reorganized leadership team, restructured to 2 segments to focus on higher growth, higher margin T&M and RBS business (Dan Monopoli appointed T&M GM and SVP, and Alfred Rodriguez appointed RBS GM and SVP)

Business Realignment

M&A transformation to higher-growth, higher-margin segments addressing 10-year investment cycles

- 2017, Acquired CommAgility for $14.6 million, entering the high-growth mobile network market
- 2020, Acquired Holzworth for $13.5 million, expanding RF test and measurement capabilities
- 2022, Divested Microlab for $24.3 million, improving the Company's balance sheet and streamlining the business

Expanded R&D and Sales Focus

Providing differentiated capabilities that are complementary to products of other large competitors

- Organic R&D investments to refresh and accelerate technology roadmap
- 30+ new product announcements, 25 new customer wins since 2017
- New applications, new form factors, new products, new channels
- Leveraging hardware and software expertise for early stages of specialized 5G Private Network investment cycles

Strategic Priorities Focused on Two Large, Rapidly Growing and Compelling Markets

Wireless Telecom Group

Estimated Private Network Market (1)
($ in millions)



$2,000
$1,500
$1,000
$500
$-
15% CAGR
2020
2025

Estimated Test & Measurement Market (1)
($ in millions)



$1,000
$800
$600
$400
$200
$-
8% CAGR
2020
2025

Strategic Growth Priorities

- Enhance technology leadership, product innovation, and blue-chip customer relationships
- Expand market share and increase total addressable market through new product features and form factors
- Leverage R&D agility and design-in programs to develop strategic customers and products
- Execute and expand high performing sales culture and go-to-market channel expansion
- Increase high margin software and services revenue

(1) The projections above are based on certain estimates, forecasts, plans and financial projections of the Company based on information available to Company management at the time the projections were prepared. There are inherent risks and uncertainties in attempting to make such estimates, forecasts, plans and projections, and the Company makes no representation or warranty with respect to such projections. The projections are not a guarantee of future results.

Reorganization and Multi-Year BOD Transformation

Wireless Telecom Group

Following the Microlab divestiture in March 2022, WTG reorganized into 2 operating segments, T&M and RBS


CEO
Corp/Finance/IT /Bus Ops
Test & Measurement
Radio Baseband and Software

Continued BOD evolution

2019	• Addition of major shareholder representative, Horton Group
2020	• Addition of Jennifer Fritzsche, award winning equity analyst, industry expert
2021	• Addition of Scott Gibson (Vice Chair), experienced executive and Director, significant wireless telecom software, semiconductor experience
2022	• Reduction of independent BOD from 6 to 5 (effective July 29, 2022) • Transition of Scott Gibson from Vice Chair to Chair (effective July 29, 2022)

Business Update – Q2 revenue and bookings

Wireless Telecom Group

Strong July contract signatures and bookings follows a first half performance of increasing T&M revenues and decreasing RBS revenues



Revenues
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$6,059
$1,537
$7,596
$5,489
$579
$6,068
$11,548
$2,116
$13,664
Q1 2022
Q2 2022
1H 2022
T&M
RBS
Consolidated



Contract signatures - Bookings
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$5,077
$206
$5,283
$4,265
$1,206
$5,471
$9,342
$1,412
$10,754
$10,342
$3,272
$13,614
Q1 2022
Q2 2022
1H 2022
July YTD
T&M
RBS
Consolidated

Revenue:

- T&M 1H 2022 revenue increases $700k, 7% vs 1H 2021
- RBS 1H 2022 revenue decreases $3m, 59% vs 1H 2021
- Supply chain delays, restrictions in Russia and China markets impact 1H results
- RBS expected component shipments in 2H support growth, increasing 2H revenues
- Backlog of ~$6.4m underscores 2H growth expectation

Bookings:

- Strong July MTD contract signatures / bookings of ~$3m
- July RBS ~$2.0m contracts include:
  - Final signatures to 5 party ADVA $1.5m contract (gov't funded grant agreement)
  - Additional DSP cards / Support contract signed
- July T&M ~$1m contracts include:
  - Large PO's across Holzworth, Boonton, Noisecom solutions
- Q3 contract signature / booking expectations $8-10 million

Note: Amounts above in thousands, unless otherwise specified, preliminary and unaudited

Cash Projections – Share buybacks and Strong Cash Position

Wireless Telecom Group

Primary uses of cash since the close of the Microlab sale include:

- **Debt reduction from $ 4.1m at Dec 31, 2021 to $0 at Jun 30, 2022**
- **Payments of 2020-2021 deferred Holzworth earn-out amounts**
- **$2.6m stock buybacks ($4m authorized)**



Cash Projections
(Amounts in thousands)
Increase
Decrease
Total
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$19,100
$(300)
$(576)
$(660)
$(2,600)
$(1,664)
$13,300
2H Projections
$(2,290)
$(285)
$325
$(1,400)
$(250)
$9,400
Mar 31, 2022 net cash
UK Debt
Tax payments on ML Gain
Holz Earn-out payments
Share buyback
Operations/WC/Capex
Jun 30, 2022 net cash
Holzworth Earn-out payments
Tax payments on ML Gain
Working Cap/Escrow - Microlab
Share buyback
Operations/WC/Capex/Misc
Dec 31, 2022 Projected Cash

Note: The cash projections are based on certain estimates and plans of the Company based on information available to Company management at the time the projections were prepared. The projections are subject to inherent risks and uncertainties and are not a guarantee of future results.

Strategic Alternatives Evaluation

We are past the planning stage and have actively launched a Strategic Alternatives Evaluation

Proven telecom/technology banker engaged, CDX Advisors

- Experienced in segment carve-out sales, extensive technology, telecom experience evaluating a full range of strategic alternatives

Various scenarios under evaluation

- Sale of the whole company, OR
- Sale of one OR both segments separately to realize sum-of-parts valuation

Comprehensive formal strategic review process is active

- Our formal process is actively underway, management and BOD discussing strategic alternatives to maximize shareholder value
- We do not intend to comment further regarding the process unless or until a specific transaction is approved by its Board of Directors, the formal review process is concluded, or it has otherwise determined that further disclosure is appropriate or required by law
- We can provide no assurance or guarantee to the outcome

Strategic Alternatives Evaluation

Wireless Telecom Group

The Company's expectations include a multi-year revenue growth trajectory, strong and improving gross margin profiles, and cash flow positive results

Compelling segment positioning, stronger margin profile, serving growth markets

- T&M positioning: Trusted brands with a long-term customer relationships serving the military, government, and largest aerospace, defense, semiconductor, satellite companies
  - 2021 revenue of $22.7m revenue, 10.3% growth compared to 2020
  - Increased backlog to start 2022
  - 57% gross margins, 5th year of gross margin growth; pricing power
  - ~24%+ segment contribution margins
- RBS positioning: Specialized 4G/5G software and hardware enabling specialized small cells, private networks, and research
  - 2021 revenue of $8.8m, 150% growth compared to 2020
  - Increased backlog to start 2022
  - 53% gross margins, 100% software gross margins, 4 signed contracts with royalty provisions
  - High growth 5G software revenue expectation
  - Serving compelling markets which are expecting double digit growth rates
- Continued success and traction
  - Consolidated July MTD bookings of ~$3m; new contract/booking expectations for Q3 are $8-10 million
  - RBS July $1.5 contract signature, new customer
  - RBS previously signed deals include DoD 5G trials, 5G specialized small cells, satellite applications

Prepared to continue operating the business for growth and profitability

- If we do not transact as a result of the formal strategic alternative process, we will focus on profitably scaling the business to maximize shareholder value, see attractive secular market trends in growing markets